EXHIBIT 10.38



                            CHANGE ORDER NO. 8

                          DATED OCTOBER 17, 1995

                                    TO

                        PURCHASE AGREEMENT NO. 1663

                                  BETWEEN

                            THE BOEING COMPANY

                                    AND

                          UNITED AIR LINES, INC.

Purchase Agreement No. 1663, between The Boeing Company and United Air Lines, Inc. is hereby further amended as follows:

I.   Effect of Changes on Exhibit A (Detail Specifications.

     The attached Weight and Price Tabulation, including the effects of the changes listed, are hereby deemed incorporated into the Detail
Specifications.

II.  Effect of Changes on the Purchase Agreement (Except Exhibit A).

     The effects of the foregoing changes, except Rapid Revision, are as follows:

     A.   Delivery Schedule.

          There is no change to the Aircraft delivery schedule as set forth in Article 2.1 of the Agreement on account of the attached changes.

Change Order No. 8 to
Purchase Agreement No. 1663
Page 2


     B.   Aircraft Price.

          The Basic Price of each affected 777-222 Aircraft as set forth in
Article 3 of the Agreement is adjusted on account of the foregoing changes as follows:

               Contract Block No.       Price (1990 $ STE)

               [*CONFIDENTIAL MATERIAL OMITTED AND FILED
               SEPARATELY WITH THE SECURITIES AND
               EXCHANGE COMMISSION PURSUANT TO A REQUEST
               FOR CONFIDENTIAL TREATMENT]

SIGNED as of the day and year first above written.


THE BOEING COMPANY


By /s/ R.C. Nelson

Title Attorney-in-Fact


UNITED AIR LINES, INC.


By  /s/ Douglas A. Hacker

Title Senior Vice President and
      Chief Financial Officer

Attachment to Change Order No. 8
to Purchase Agreement No. 1663
Page 1 of 3




                        WEIGHT AND PRICE TABULATION
                             Model 777-222 IGW


                       Post Contract Change Requests

Change Number         Change Title   Engineering  MEW  OEW    Change
(Equivalent 777-222                  Tab Block                Price (1990
Change)                                                       $s STE)


 [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                     Attachment to Change Order No. 8
                      to Purchase Agreement No. 1663
                                Page 2 of 3


 [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]



                    Master Changes - Price Adjustments

Change Number         Change Title   Engineering  MEW  OEW    Change
(Equivalent 777-222                  Tab Block                Price (1990
Change)                                                       $s STE)


 [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Change Order No. 8
to Purchase Agreement No. 1663
Page 3 of 3



                           Miscellaneous Changes

Change Number         Change Title   Engineering  MEW  OEW    Change
(Equivalent 777-222                  Tab Block                Price (1990
Change)                                                       $s STE)


 [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]




                              Rapid Revisions

Change Number         Change Title   Engineering  MEW  OEW    Change
(Equivalent 777-222                  Tab Block                Price (1990
Change)                                                       $s STE)




                   TOTAL WEIGHT AND PRICE CHANGE
    Engineering Tab Block      MEW         OEW      1990 $ STE

       [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

   Note: Rapid Revisions are included in this Change Order only for the purpose of documenting the Aircraft configuration. The Price of Rapid Revisions will be accounted for on the Aircraft invoice at time of delivery.